Exhibit 99.1
news release
For Immediate Release

Employers Holdings, Inc. Appoints Michael Pedraja as its Next CFO

Reno, Nevada - (GLOBE NEWSWIRE) - October 9, 2024 - Employers Holdings, Inc. (NYSE:EIG), a leading provider of workers' compensation insurance, is pleased to announce that Michael Pedraja will join the company as Executive Vice President and Chief Financial Officer (Designate), effective February 3, 2025. He will assume the role of Executive Vice President and Chief Financial Officer effective on or about March 31, 2025.
Mr. Pedraja succeeds outgoing Executive Vice President, Chief Financial Officer, Michael Paquette, who will retire in March 2025.
Mr. Pedraja has more than 30-years of experience as a corporate financial services leader in various insurance-related roles.
“With a proven track record in financial leadership and a deep understanding of the insurance industry, Michael will be instrumental in driving our strategic goals, optimizing our financial operations, and helping to shape the next phase of the Company’s transformation,” said Katherine Antonello, President and Chief Executive Officer of Employers Holdings, Inc.
As Chief Financial Officer, Mr. Pedraja will serve as a member of Employers Holdings’ executive leadership team and will be charged with leading the financial and investor relations functions of the business.
Most recently, he served as Group Chief Financial Officer for Ariel Re Services, a leading reinsurance underwriter. His professional career spans roles from Senior Vice President and Treasurer of The Allstate Corporation to insurance-focused Investment Banker at Aon Securities, Barclays and Credit Suisse. Mr. Pedraja received a bachelor’s degree in accounting from DePaul University.
“The team has a done a wonderful job in solidifying EMPLOYERS as America’s small business insurance specialist,” said Mr. Pedraja. “It is an honor to partner with Kathy and the leadership team to further that position while profitably growing the business and driving shareholder value.”

About EMPLOYERS
Employers Holdings, Inc. (NYSE:EIG), is a holding company with subsidiaries that are specialty providers of workers’ compensation insurance and services (collectively "EMPLOYERS®") focused on small and mid-sized businesses engaged in low-to-medium hazard industries.
EMPLOYERS leverages over a century of experience to deliver comprehensive coverage solutions that meet the unique needs of its customers. Drawing from its long history and extensive knowledge, EMPLOYERS empowers businesses by protecting their most valuable asset – their employees – through exceptional claims management, loss control, and risk management services, creating safer work environments.
EMPLOYERS is also proud to offer Cerity®, which is focused on providing digital-first, direct-to-consumer workers’ compensation insurance solutions with fast, and affordable coverage options through a user-friendly online platform.
EMPLOYERS operates throughout the United States, apart from four states that are served exclusively by their state funds. Insurance is offered through Employers Insurance Company of Nevada, Employers Compensation Insurance Company, Employers Preferred Insurance Company, Employers Assurance Company and Cerity Insurance Company, all rated A- (Excellent) by A.M. Best. Not all companies do business in all jurisdictions. EIG Services, Inc., and Cerity Services, Inc., are subsidiaries of Employers Holdings, Inc. EMPLOYERS® is a registered trademark of EIG Services, Inc., and Cerity® is a registered trademark of Cerity Services, Inc. For more information, please visit www.employers.com and www.cerity.com.

Forward-Looking Statements
In this press release, the Company and its management discuss and make statements based on currently available information regarding their intentions, beliefs, current expectations, and projections of, among other things, the Company's future performance, economic or market conditions, including current levels of inflation, changes in interest rates, labor market expectations, catastrophic events or geo-political conditions, legislative or regulatory actions or court decisions, business growth, retention rates, loss costs, claim trends and the impact of key business initiatives, future technologies and planned investments. Certain of these statements may constitute “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and are often identified by words such as "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "target," "project," "intend," "believe," "estimate," "predict," "potential," "pro forma," "seek," "likely," or "continue," or other comparable terminology and their negatives. The Company and its management caution investors that such forward-looking statements are not guarantees of future performance. Risks and uncertainties are inherent in the Company’s future performance. Factors that could cause the Company's actual results to differ materially from those indicated by such forward-looking statements include, among other things, those discussed or identified from time to time in the Company’s public filings with the Securities and Exchange Commission (SEC), including the risks detailed in the Company's Quarterly Reports on Form 10-Q and the Company's Annual Reports on Form 10-K. Except as required by applicable securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Media Contact:
Kimberly Eye
Vice President, Marketing & Communications
keye@employers.com

Investor Relations Contact:
Michael Paquette
Executive Vice President, Chief Financial Officer
mpaquette@employers.com